SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12
ROVI CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2013

### ROVI CORPORATION

ROVI CORPORATION
C/O AMERICAN STOCK TRANSFER
ATTN: DONNA ANSBRO
59 MAIDEN LANE
NEW YORK, NY 10038

### Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** March 01, 2013
**Date:** April 30, 2013 **Time:** 10:30 AM PDT
**Location:** Company's Headquarters
2830 De La Cruz Blvd.
Santa Clara, CA 95050

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

0000158993_1 R1.0.0.51160

# Before You Vote

## How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

1. Notice & Proxy Statement 2. Form 10-K

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2013 to facilitate timely delivery.

# How To Vote

## Please Choose One of the Following Voting Methods

**Vote In Person:** Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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VOTING ITEMS
The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors Nominees
01 Thomas Carson	02 Alan L. Earhart	03 Andrew K. Ludwick	04 James E. Meyer	05 James P. O'Shaughnessy
06 Ruthann Quindlen

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. Approval of the amendment to the Company's 2008 Equity Incentive Plan.

2. Ratification of the selection of Independent Registered Public Accounting Firm for fiscal 2013.

3. Advisory vote to approve named executive officer compensation.

Note: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment thereof.